Exhibit 99.1

FTE Networks Announces Preliminary Third Quarter 2018 Revenue of $92.2 Million

Full results to be released on Tuesday, November 20, 2018

Management to Host Conference Call on Tuesday at 11:00 am ET

NAPLES, Fla., November 15, 2018 – FTE Networks Inc. (NYSE American: FTNW) (“FTE” or the “Company”), a leading provider of innovative technology solutions for smart platforms, network infrastructure and intelligent buildings, today provided an update regarding third quarter financial results.

Michael Palleschi, President and CEO of FTE commented, “We are pleased with our operational execution during the quarter in both business segments, resulting in record revenues of $92.2 million with an estimated adjusted EBITDA of approximately 8% of revenues. Our infrastructure segment has won approximately $442.8 million of new contract awards year to date and continues to win business at a strong, steady pace. We are also pleased to see our adoption rates accelerating in our technology segment, CrossLayer. We look forward to providing a full update on Tuesday, November 20, 2018.”

Conference Call and Webcast Information

Michael Palleschi, Chief Executive Officer, and David Lethem, Chief Financial Officer, will host a conference call to review the Company’s third quarter 2018 results, followed by a brief question and answer period.

The dial-in information for the conference call is as follows:

Date:	Tuesday, November 20, 2018
Time:	11:00 a.m. EDT
U.S. Toll-Free dial-in number:	1-877-407-9716
International dial-in number:	1-201-493-6779

The conference call will also be available via live audio webcast, which can be accessed through the events section of the Investor Relations section of the Company’s website at https://ir.ftenet.com/news-events or at http://public.viavid.com/index.php?id=130868. Please allow extra time prior to the call to visit the site and download any necessary software to listen to the live broadcast.

Please allow extra time prior to the call to visit the site and download any necessary software to listen to the live broadcast.

For interested individuals unable to join the conference call, a replay of the call will be available through December 5, 2018, at 1-844-512-2921 (U.S. Toll Free) or 1-412-317-6671 (International). Participants must use the following code to access the replay of the call: 13685281.

About FTE Networks, Inc.

FTE Networks, Inc. (“FTE”) is a leading provider of innovation technology. We enable adaptive and efficient smart network connectivity platforms, infrastructure and buildings. FTE provides end-to-end design, build, and support solutions for state-of-the-art networks, data centers, residential and commercial properties. We create transformative smart platforms and buildings. FTE’s services are predicated on smart design and consistent standards that reduce deployment costs and accelerate delivery of leading-edge projects and services. The Company works with Fortune 100/500 companies, including some of the world’s leading Telecommunications and IT Services Providers as well as REITs and Media Providers.

Forward-Looking Statements

This release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements in this release may include, without limitation, statements and forecasts we make regarding our financial performance and anticipated operating results, our expectations and plans for continued growth and market acceleration, and other matters that involve known or unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to differ materially from results expressed or implied by this release. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and market trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. These risk factors and others are included from time to time in documents we file with the Securities and Exchange Commission, including but not limited to, our Form 10-Ks, Form 10-Qs and Form 8-Ks. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Accordingly, you should not place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

The amounts set forth above are preliminary unaudited financial results and are based solely upon information available to management as of the date of this press release. Material adjustments may arise between the date of this release and the date on which the Company announces its third quarter 2018 results and files its quarterly report on Form 10-Q with the SEC.

For more information, please contact:

Corporate Contact:

Kirstin Gooldy

FTE Networks, Inc.

Phone: (877) 850-4308

Email: ir@ftenet.com

Investor Contact:

Ted Haberfield

MZ Group

Phone: (760) 755-2716

Email: thaberfield@mzgroup.us